Exhibit 10.2

LIMITED WAIVER UNDER ADVISORY AGREEMENT

This LIMITED WAIVER UNDER ADVISORY AGREEMENT (this “Waiver”) is entered into as of December 9, 2025, by and among ASHFORD HOSPITALITY TRUST, INC. (the “Company”), ASHFORD HOSPITALITY LIMITED PARTNERSHIP (the “Operating Partnership”), ASHFORD TRS CORPORATION (“TRS”), ASHFORD INC. (“AINC”) and ASHFORD HOSPITALITY ADVISORS LLC (“Ashford LLC” and, together with AINC, the “Advisor”).

RECITALS:

A.            The parties hereto are parties to that certain Third Amended and Restated Advisory Agreement, dated as of March 12, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Advisory Agreement”).

B.            Section 5 of the Advisory Agreement allocates responsibility for certain employee costs between the Company and the Advisor.

C.            Stephen Zsigray is an employee of Ashford LLC and currently serves as the President and Chief Executive Officer of the Company.

D.            The Advisor desires to enter into an Employment Agreement with Mr. Zsigray (the “Employment Agreement”), a copy of which has been provided to the Company.

E.            To ensure Mr. Zsigray’s continued service to the Company as President and Chief Executive Officer, the Company desires to enter into (i) a retention bonus letter agreement (the “Retention Agreement”) pursuant to which the Company agrees to make certain periodic retention payments to Mr. Zsigray and (ii) a side letter agreement (the “Letter Agreement”) pursuant to which the Company agrees to promptly reimburse Ashford LLC the amount of any Severance Payment or Non-Compete Payment (as such terms are defined in the Employment Agreement) paid or payable by Ashford LLC under the Employment Agreement following a termination of Mr. Zsigray’s employment with Ashford LLC.

F.            The parties hereto desire to provide for a waiver of the operation of provisions under the Advisory Agreement, if any, that might otherwise limit the Company’s ability to enter into the Retention Agreement and the Letter Agreement, make payments to Mr. Zsigray pursuant to the Retention Agreement and to promptly reimburse Ashford LLC the amount of any Severance Payment or Non-Compete Payment paid or payable by Ashford LLC under the Employment Agreement following a termination of Mr. Zsigray’s employment with Ashford LLC.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:

Section 1.         Definitions. Capitalized terms used in this Waiver but not defined have the meaning provided in the Advisory Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Advisory Agreement shall refer to the Advisory Agreement after giving effect to this Waiver.

Section 2.         Waiver.

2.1           The Company, the Operating Partnership, TRS and the Advisor hereby waive the operation of any provision in the Advisory Agreement that would otherwise limit the ability of the Company, at the Company’s cost and expense, to enter into the Retention Agreement and the Letter Agreement, make payments to Mr. Zsigray pursuant to the Retention Agreement and to promptly reimburse Ashford LLC the amount of any Severance Payment or Non-Compete Payment paid or payable by Ashford LLC under the Employment Agreement following a termination of Mr. Zsigray’s employment with Ashford LLC.

2.2           The waiver contained in this Waiver shall be effective only in this instance and for the specific purpose for which it was intended and shall not be deemed to be a consent to any other transaction or matter or waiver of compliance in the future, or a waiver of any preceding or succeeding breach of the same or any other covenant or provision of the Advisory Agreement.

Section 3.         Miscellaneous.

3.1           Advisory Agreement Unaffected. Each reference to the Advisory Agreement shall hereafter be construed as a reference to the Advisory Agreement after giving effect to this Waiver. Except as herein otherwise specifically provided, all provisions of the Advisory Agreement (after giving effect to this Waiver) shall remain in full force and effect and be unaffected hereby.

3.2           Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

3.3           Counterparts. This Waiver may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature or other electronic transmissions, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

3.4           Governing Law; Consent to Jurisdiction. The provisions of Section 21 of the Advisory Agreement shall be set forth herein mutatis mutandis.

[Signature pages follow.]

IN WITNESS WHEREOF, this Waiver has been duly executed and delivered as of the date first above written.

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ Deric Eubanks
Name:	Deric S. Eubanks
Title:	Chief Financial Officer

ASHFORD HOSPITALITY LIMITED PARTNERSHIP

By: Ashford OP General Partner LLC, its general partner

By:	/s/ Deric Eubanks
Name:	Deric S. Eubanks
Title:	Chief Financial Officer

ASHFORD TRS CORPORATION

By:	/s/ Deric Eubanks
Name:	Deric S. Eubanks
Title:	Chief Financial Officer

[Signature Page to Limited Waiver]

ASHFORD HOSPITALITY ADVISORS LLC

By:	/s/ Eric Batis
Name:	Eric Batis
Title:	Chief Executive Officer

ASHFORD INC.

By:	/s/ Eric Batis
Name:	Eric Batis
Title:	Executive Vice President of Operations

[Signature Page to Limited Waiver]